Exhibit 10.1

















                         COMMON STOCK PURCHASE AGREEMENT

                            dated as of July 20, 2005

                                     between

                          ABRAXAS PETROLEUM CORPORATION

                                       and

                     THE PURCHASERS NAMED IN THIS AGREEMENT



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                         COMMON STOCK PURCHASE AGREEMENT

         This COMMON STOCK PURCHASE AGREEMENT ("Agreement") is made and entered into as of the 20th day of July, 2005, by and between Abraxas Petroleum Corporation, a Nevada corporation (the "Issuer"), and each of the persons listed on Schedule 1 attached to this Agreement (each a "Purchaser" and collectively the "Purchasers").

                               W I T N E S S E T H

         WHEREAS, the Issuer desires to issue and to sell to the Purchasers, and the Purchasers desire to purchase from the Issuer, the Common Stock (as hereinafter defined), all in accordance with the terms and provisions of this Agreement; and

         NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants herein contained, the parties hereto hereby agree as follows:

1. Agreement to Purchase Securities. Subject to the terms and conditions set forth in this Agreement, each Purchaser hereby agrees, severally and not jointly, to purchase at the Closing, and the Issuer agrees to sell and issue to each Purchaser at the Closing at a price of $3.00 per share, the number of shares of the Issuer's Common Stock, par value $.01 per share (the "Common Stock"), shown opposite such Purchaser's name on Schedule 1, for an aggregate purchase price (the "Purchase Price") to be paid by such Purchaser in the amount shown opposite such Purchaser's name on Schedule 1.

2. Closing. Subject to the satisfaction or waiver of the conditions in this Agreement, the purchase and sale of the Common Stock shall take place at the Issuer's offices at 500 North Loop 1604 East, Suite 100, San Antonio, Texas 78232, at 10:00 a.m. (local time), on the date that all of the conditions of Closing (as hereinafter defined) set forth in Sections 5 and 6 of this Agreement have been satisfied or waived in writing, or at such other time and place and in such other manner as the Issuer and the Purchasers acquiring, in the aggregate, a majority of the shares of Common Stock to be sold pursuant to this Agreement agree upon orally or in writing (which time and date are designated as the "Closing"). At the Closing, the Issuer shall deliver to each Purchaser a certificate representing the shares of Common Stock that such Purchaser is purchasing in the name and to the address specified by each Purchaser on
Schedule 1 against payment of the Purchase Price therefor by wire transfer of immediately available funds.

3. Purchasers' Representations and Warranties. Each Purchaser hereby represents and warrants to the Issuer that:

         3.1 Investment Intent. Such Purchaser is acquiring the Common Stock solely for the Purchaser's own account for investment purposes, and not with a view to, or for offer or sale in connection with, any distribution of the Common Stock in violation of the Securities Act of 1933, as amended (the "Securities Act"). No other person has a beneficial interest in the Common Stock, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the Purchase Price. Such Purchaser does not intend to dispose of all or any part of the Common Stock except in compliance with the provisions of the Securities Act and applicable state securities laws, and understands that the Common Stock is being offered pursuant to one or more specific exemptions under the provisions of the Securities Act,

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which  exemption(s)  depend(s),  among other things,  upon  compliance  with the provisions of the Securities Act.

         3.2 Access to Information. Such Purchaser has received a copy of each of the documents set forth on Schedule 3.2 (collectively, the "Reports") and has reviewed the Reports carefully, including, without limitation, the risk factors set forth therein. If desired, the Purchaser has also sought and obtained from the Issuer's management such additional information concerning the Issuer's business, management and financial affairs as the Purchaser has deemed necessary or appropriate in evaluating an investment in the Issuer and determining whether or not to purchase the Common Stock.

         3.3 Accredited Investor. By completing the Accredited Investor Certification attached as Exhibit A, such Purchaser represents and warrants that it is an accredited investor, as defined by Rule 501(a) of Regulation D promulgated under the Securities Act.

         3.4 Knowledge and Experience. Such Purchaser is experienced in evaluating and investing in the securities of businesses in the Issuer's industry, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Common Stock and of protecting its interests in connection with an acquisition of the Common Stock. Such Purchaser understands that the acquisition of the Common Stock is a speculative investment and involves substantial risks and the Purchaser could lose its entire investment in the Common Stock.

         3.5 Suitability and Reliance on Own Advisors. Such Purchaser has carefully considered, and has, to the extent the Purchaser deems it necessary, discussed with the Purchaser's own professional legal, tax and financial advisers the suitability of an investment in the Common Stock for the Purchaser's particular tax and financial situation, and the Purchaser has determined that the Common Stock are a suitable investment for the Purchaser. Such Purchaser has not relied upon the Issuer or its advisers for legal or tax advice.

         3.6 Ability to Bear Risk of Loss. Such Purchaser is financially able to hold the Common Stock subject to restrictions on transfer for an indefinite period of time, and is capable of bearing the economic risk of losing up to the entire amount of its investment in the Common Stock.

         3.7 Non-Registered Common Stock. Such Purchaser acknowledges that the offer and sale of the Common Stock have not been registered under the Securities Act or any state securities laws and the Common Stock may be resold only if registered pursuant to the provisions thereunder or if an exemption from registration is available. Such Purchaser understands that the offer and sale of the Common Stock are intended to be exempt from registration under the Securities Act, based, in part, upon the representations, warranties and agreements of such Purchaser contained in this Agreement.

         3.8 Truth and Accuracy. All representations and warranties made by such Purchaser in this Agreement are true and accurate as of the date hereof and shall be true and accurate as of the date the Issuer issues the Common Stock. If at any time prior to the issuance of the Common Stock any representation or


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warranty shall not be true and accurate in any respect,  such Purchaser shall so notify the Issuer.

         3.9 Authority. The individual(s) executing and delivering this Agreement on behalf of such Purchaser have been duly authorized to execute and deliver this Agreement and enter into the transactions contemplated hereby on behalf of such Purchaser, the signature of such individual(s) is binding upon such Purchaser, such Purchaser is duly organized, validly subsisting and in good standing under the laws of the jurisdiction in which it was organized, and such Purchaser was not formed for the specific purpose of acquiring the Common Stock.

         3.10 No Violation. The execution and delivery of this Agreement and the consummation of the transactions or performance of the obligations contemplated by this Agreement do not and will not violate any term of such Purchaser's organizational documents.

         3.11 Enforceability. Such Purchaser has duly executed and delivered this Agreement and (subject to its execution by the Issuer) it constitutes a valid and binding agreement of such Purchaser enforceable in accordance with its terms against such Purchaser, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

         3.12 Scope of Business. Such Purchaser has been advised and understands that the Issuer will be exposed to numerous investment opportunities in all areas of the oil and gas industry and may therefore pursue various types of transactions and opportunities, even if they do not fit within the primary focus of the Issuer's current business plan.

         3.13 Brokers or Finders. Such Purchaser has not dealt with any broker or finder other than Energy Capital Solutions, LP in connection with the transactions contemplated by the Agreement, and has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage or finders' fees or agent's commissions or any similar charges in connection with the transactions contemplated by the Agreement.

         3.14 Short Sales. As of the date of this Agreement, such Purchaser and its affiliates do not have, and during the 30-day period prior to the date of this Agreement such Purchaser and its affiliates have not entered into, any "put equivalent position" as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or short sale positions with respect to the Common Stock of the Issuer.

4. Issuer's Representations and Warranties. The Issuer hereby represents and warrants to the Purchasers that:

         4.1 Corporate Existence; Authority. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and it has all requisite corporate power and authority to carry on its business as it is now being conducted. The individual executing and delivering this Agreement on behalf of the Issuer has been duly authorized to execute and deliver this Agreement on behalf of the Issuer, and the signature of such individual is binding upon the Issuer.

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         4.2  Enforceability.  The Issuer has duly executed and  delivered  this
Agreement and (subject to its execution by the Purchasers) it constitutes a valid and binding agreement of the Issuer enforceable in accordance with its terms against the Issuer, except as such enforceability may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors generally and general principles of equity governing specific performance, injunctive relief or other equitable remedies.

         4.3 Capitalization. The authorized capital of the Issuer consists, or will consist immediately prior to the Closing, of:

             (a) Preferred Stock. 1,000,000 shares of Preferred Stock, par value $0.01 per share, of which (i) 100,000 shares have been designated Series A
Preferred Stock, par value $100.00 per share (the "Series A Preferred Stock"), of which no shares are issued and outstanding; (ii) 45,741 shares have been designated Series B 8% Cumulative Convertible Preferred Stock, par value $100.00 per share (the "Series B Preferred Stock"), of which no shares are issued or outstanding; and (iii) 45,471 shares have been designated as Series 1995-B 8% Cumulative Convertible Preferred Stock, par value $.01 per share, of which no shares are issued and outstanding.

             (b) Common Stock. 200,000,000 shares of Common Stock of which 37,937,000 shares are issued and outstanding as of the date of this Agreement.

             (c) All of the outstanding shares of Common Stock of the Issuer have been duly and validly issued and are fully paid, non-assessable and not subject to any preemptive or similar rights. The Common Stock has been duly authorized and when issued and delivered to the Purchasers against payment therefor as provided by this Agreement, will be validly issued, fully paid and non-assessable and the issuance of such Common Stock will not be subject to any preemptive or similar rights.

             (d) Prior to giving effect to the transactions set forth herein, there are no outstanding subscriptions, options, warrants, convertible securities, calls, commitments, agreements or rights to purchase or otherwise acquire from the Issuer any shares of, or any securities convertible into, the capital stock of the Issuer except as set forth on Schedule 4.3(d).

             (e) Except as set forth on Schedule 4.3(e), no stockholders of the Issuer have any right to require the registration of any securities of the Issuer or to participate in any such registration.

         4.4 No Conflicts. The issuance and sale of the Common Stock to the Purchasers as contemplated hereby and the performance of this Agreement will not violate or conflict with the Issuer's Articles of Incorporation, as amended, or Bylaws, as amended, or any material agreements to which the Issuer is a party or by which it is otherwise bound or, to the Issuer's knowledge, any statute, rule or regulation (federal, state, local or foreign) to which it is subject.

         4.5 SEC Documents. The Issuer has provided the Reports, including the annual report on Form 10-K for the year ended December 31, 2004 (the "Annual Report") and the quarterly report on Form 10-Q for the three months ended March 31, 2005 (the "Quarterly Report") to the Purchasers. As of the date thereof, the Annual Report and the Quarterly Report did not contain any untrue statement of a


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material fact or omit to state a material fact required to be stated  therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Issuer included in the Annual Report and the Quarterly Report heretofore delivered to the Purchasers, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be indicated in the notes thereto or otherwise, or (ii) as to the Quarterly Report, to the extent it may exclude footnotes or may include condensed or summary statements) and fairly present in all material respects the financial position of the Issuer as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments). The Issuer has included in the Annual Report a list of all material agreements, contracts and other documents that it reasonably believes are required to be filed as exhibits to the Annual Report.

         4.6 Litigation. Except as set forth in Schedule 4.6, there is no litigation or other legal, administrative or governmental proceeding pending or, to the knowledge of the Issuer, threatened against or relating to the Issuer or its properties or business, that if determined adversely to the Issuer could reasonably be expected to have a material adverse effect on the operations or financial condition of the Issuer.

         4.7 No Material Adverse Change. Since the date of the Quarterly Report, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the Issuer, and no event has occurred or circumstance exists that may result in such a material adverse change except for such changes are may have occurred in the oil and gas industry generally in the national or world economy or from the operation by Issuer of its business in the ordinary course and consistent with just practice.

         4.8 Compliance with Laws, Other Instruments. The execution, delivery and performance by the Issuer of this Agreement will not (a) contravene, result in any breach of, or constitute a default under or result in the creation of any lien in respect of any property of the Issuer under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or bylaws, or any other material agreement or instrument to which the Issuer is bound or by which the Issuer or any of its respective properties may be bound or affected, (b) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or governmental authority applicable to the Issuer or (c) materially violate any provision of any statute or other rule or regulation of any governmental authority applicable to the Issuer.

         4.9 Observance of Agreements, Statutes and Orders. The Issuer is not in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or governmental authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation environmental laws) of any governmental authority which default or violation could reasonably be expected to have a material adverse effect upon the operations or financial condition of the Issuer.

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         4.10 Brokers or Finders. Except for Energy Capital Solutions, LP (which has acted as a finder for the transactions contemplated by the Agreement), the Issuer has not dealt with any broker or finder in connection with the transactions contemplated by the Agreement, and except for certain fees and expenses payable by the Issuer to Energy Capital Solutions, LP, the Issuer has not incurred, and shall not incur, directly or indirectly, any liability for any brokerage of finders' fees or agents commissions or any similar charges in connection with the transactions contemplated by the Agreement.

5. Conditions of Purchasers' Obligations at Closing. The obligations of each Purchaser under Section 1 and Section 2 are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Purchaser who does not consent in writing to such waiver:

         5.1 Representations and Warranties. The representations and warranties of the Issuer contained in Section 4 shall be true and correct in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing (other than representations and warranties that relate only to a certain date, which shall be true in all material respects as of such date).

         5.2 Performance. The Issuer shall have performed and complied with the covenants and agreements in this Agreement that are required to be performed or complied with by it on or before the Closing in all material respects.

         5.3 Proceedings and Documents. All corporate and other proceedings in connection with the Agreement contemplated to be effected at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to such Purchaser's counsel, and such Purchaser shall have received all such counterpart original and certified or other copies of such documents as such Purchaser may reasonably request.

         5.4 Opinion of Issuer's Counsel. Each Purchaser shall have received from Cox Smith Matthews Incorporated, counsel for the Issuer, an opinion, dated as of the Closing, substantially in the form of Exhibit B.

         5.5 Consents, Permits, and Waivers. The Issuer shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement.

         5.6 Secretary's Certificate. Purchasers shall have received from the Issuer's Secretary or Assistant Secretary, a certificate having attached thereto
(i) the Articles of Incorporation as in effect at the time of the Closing, (ii) the Issuer's Bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby, and (iv) good standing certificates (including tax good standing) with respect to the Issuer from the applicable authorities in Nevada and Texas.

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6.  Conditions of the Issuer's  Obligations at Closing.  The  obligations of the
Issuer to each Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

         6.1 Representations and Warranties. The representations and warranties of the Purchaser contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

         6.2 Payment of Purchase Price. Such Purchaser shall have delivered the Purchase Price specified in Section 1, and the Purchasers shall have delivered Purchase Prices equal to at least $12 million in aggregate.

         6.3 Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Common Stock pursuant to this Agreement shall be duly obtained and effective as of the Closing.

7. Restrictions on Transfer.

         7.1 Resale Restrictions. Each Purchaser understands that the offer and sale of the Common Stock to the Purchasers have not been registered under the Securities Act or under any state laws. Each Purchaser agrees not to offer, sell or otherwise transfer the Common Stock, or any interest in the Common Stock, unless (i) the offer and sale is registered under the Securities Act, (ii) the Common Stock may be sold in accordance with the applicable requirements and limitations of Rule 144 under the Securities Act and any applicable state laws and, if the Issuer reasonably requests, such Purchaser delivers to the Issuer an opinion of counsel to such effect, or (iii) such Purchaser delivers to the Issuer an opinion of counsel reasonably satisfactory to the Issuer that the offer and sale is otherwise exempt from Securities Act registration. Notwithstanding the foregoing subsections (ii) and (iii), no opinion shall be required for transfers by a Purchaser to its affiliates.

         7.2 Restrictive Legend. Each Purchaser understands and agrees that a legend in substantially the following form will be placed on the certificates or other documents representing the Common Stock:

         "THE SHARES OF COMMON STOCK EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE OFFER AND SALE IS EXEMPT FROM SECURITIES ACT REGISTRATION, AND THE TERMS OF SECTION 7.1 OF THE COMMON STOCK PURCHASE AGREEMENT PURSUANT TO WHICH THE SHARES OF COMMON STOCK WERE ORIGINALLY PURCHASED AND APPLICABLE STATE SECURITIES


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         LAWS HAVE BEEN  COMPLIED  WITH.  A COPY OF THE  COMMON  STOCK  PURCHASE
         AGREEMENT IS ON FILE AT THE CORPORATE OFFICE OF THE CORPORATION."

         7.3 Illiquid Investment. Each Purchaser acknowledges and agrees that it must bear the economic risk of its investment in the Common Stock for an indefinite period of time, until such time as the Common Stock are registered or an exemption from registration is available. Each Purchaser acknowledges that the soonest that the Rule 144 exemption from registration could become available would be after such Purchaser has paid for and held the Common Stock for one year.

8. Registration of the Common Stock; Compliance with the Securities Act.

         8.1  Registration  Procedures  and Other  Matters.  The  Issuer  shall:

             (a) subject to receipt of necessary information from the Purchasers after prompt request from the Issuer to the Purchasers to provide such information, promptly following the Closing but no later than August 31, 2005 (the "Filing Date"), prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-3 or such other successor form (except that if the Issuer is not then eligible to register for resale the Common Stock on Form S-3, in which case such registration shall be on Form S-1 or any successor form) (a "Registration Statement") to enable the resale of the Common Stock, by the Purchasers or their transferees from time to time over the American Stock Exchange or any other national exchange on which the Issuer's Common Stock is then traded, or in privately-negotiated transactions. No Purchaser may include any shares of Common Stock in the Registration Statement pursuant to this Agreement unless such Purchaser furnishes to the Issuer in writing within five business days after receipt of request therefor, such requested information;

             (b) use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers after prompt request from the Issuer to the Purchasers to provide such information, to cause the Registration Statement to become effective as soon as practicable;

             (c) use its commercially reasonable efforts to cause such Registration Statement to remain continuously effective and prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith (the "Prospectus") (and the applicable Exchange Act reports incorporated therein by reference, so filed on a timely basis) as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact for a period ending on the date that is, with respect to each Purchaser's Common Stock purchased hereunder, the earlier of (i) the date on which the Purchaser may sell all shares of Common Stock then held by the Purchaser without restriction under Rule 144(k), or (ii) such time as all shares of Common Stock purchased by such Purchaser pursuant to this Agreement have been sold or otherwise transferred pursuant to a registration statement or otherwise;

             (d) so long as a Purchaser holds shares of Common Stock purchased pursuant to this Agreement, provide copies to and permit single legal counsel designated by the Purchasers to review the Registration Statement and all amendments and supplements thereto, no fewer than three business days prior to


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their filing with the SEC, and not file any Registration Statement, amendment or supplement thereto to which a holder of the Common Stock reasonably objects in writing within such three business day period;

             (e) furnish to the Purchasers with respect to the shares of Common Stock included in the Registration Statement such number of copies of the Registration Statement, Prospectuses and preliminary Prospectuses ("Preliminary Prospectuses" and individually, "Preliminary Prospectus") in conformity with the requirements of the Securities Act and such other documents as the Purchasers may reasonably request, in order to facilitate the public sale or other disposition of all or any of the shares of Common Stock by the Purchasers; provided, however, that the obligation of the Issuer to deliver copies of Prospectuses or Preliminary Prospectuses to the Purchasers shall be subject to the receipt by the Issuer of reasonable assurances from the Purchasers that the Purchasers will comply with the applicable prospectus delivery requirements under the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

             (f) file documents required of the Issuer for customary blue sky clearance in states specified in writing by the Purchasers and use its commercially reasonable efforts to maintain such blue sky qualifications during the period the Issuer is required to maintain the effectiveness of the Registration Statement pursuant to Section 8.1(b); provided, however, that the Issuer shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

             (g) promptly notify the Purchasers after it receives notice of the time when the Registration Statement has been declared effective by the SEC, or when a supplement or amendment to any Registration Statement has been filed with the SEC; and

             (h) advise the Purchasers, promptly: (i) after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and (ii) at any time when a Prospectus relating to the shares of Common Stock is required to be delivered under the Securities Act, upon discovery that, or upon the happening of an event as a result of which, the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         8.2 Failure of Registration Statement to Become Effective. The Issuer and the Purchasers agree that the Purchasers will suffer damages if the Registration Statement is not declared effective on or prior to the one hundred twentieth (120th) day following the Closing Date. The Issuer and the Purchasers further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not declared effective within one hundred twenty (120) days after the Closing Date, the Issuer shall pay liquidated damages in additional shares of the Common Stock for such failure and not as a penalty to each Purchaser of a number of shares equal to two percent (2%) of such Purchaser's Purchase Price for Common Stock purchased at the Closing and then outstanding pursuant to the Agreement divided by the 10-day average closing price of the Common Stock prior to the date that the payment is due and two percent (2%) of such Purchaser's Purchase Price for Common Stock purchased and then outstanding pursuant to the Agreement divided by the prior 10-day average closing price of the Common Stock prior to the date that the payment is due for each subsequent thirty (30) day period (which shall be pro rated for such periods less than thirty (30) days) until the Registration Statement is declared effective. In no event shall the Issuer be required to issue fractional shares pursuant to the terms of this Section 8.2 and all fractional shares shall be rounded down to the next lowest number of whole shares. The parties agree that the amounts set forth in this Section 8.2 represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that will be incurred by the Purchasers if the Registration Statement is not declared effective on or prior to the one hundred twentieth (120th) day following the Closing Date. Notwithstanding anything to the contrary set forth in this Agreement, in no event shall the total number of shares of Common Stock that the Issuer shall be required to issue pursuant to this Agreement exceed the maximum number of shares of Common Stock that the Issuer can issue without stockholder approval pursuant to any rule of the American Stock Exchange, or any other national exchange on which the Issuer's Common Stock is then traded including, without limitation, Section 713 of the American Stock Exchange Listing Standards, Policies and Requirements, subject to equitable adjustments from time to time for stock-splits, stock dividends, combinations, capital reorganizations and similar events relating to the Common Stock occurring after the date of this Agreement.

         8.3 Transfer of Shares After Registration; Suspension.

             (a) Each Purchaser agrees that it will not effect any disposition of the Common Stock that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement referred to in Section 8.1 and as described below or as otherwise permitted by law, and that it will promptly notify the Issuer in writing of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

             (b)  Except in the event  that  paragraph  (c) below  applies,  the
Issuer shall if deemed necessary by the Issuer: (i) prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and so that, as thereafter delivered to purchasers of the Common Stock being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) provide the Purchasers copies of any documents filed pursuant to Section 8.3(b)(i), and (iii) inform each Purchaser that the Issuer has complied with its obligations in Section 8.3(b)(i) (or that, if the Issuer has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Issuer will notify the Purchasers to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the

Purchaser pursuant to Section 8.3(b)(i) hereof when the amendment has become effective).

             (c) In the event of (i) any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) the receipt by the Issuer of any notification with respect to the suspension of the qualification or exemption from qualification of any of the shares of Common Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; or (iv) any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Issuer shall promptly deliver a notice in writing to the Purchasers (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Purchasers will refrain from selling any shares of Common Stock pursuant to the Registration Statement (a "Suspension") until the Purchasers' receipt of copies of a supplemented or amended Prospectus prepared and filed by the Issuer, or until the Purchasers are advised in writing by the Issuer that the current Prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. In the event of any Suspension, the Issuer will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed as promptly as practicable after the delivery of a Suspension Notice to the Purchasers. Notwithstanding the foregoing, the Issuer shall not be required to amend or supplement the Registration Statement, any related Prospectus or any document incorporated therein by reference in the event that, and for a period (a "Black Out Period") not to exceed, for so long as this Agreement is in effect, 60 days consecutively and 120 days in any 12-month period if either (A) any action by the Issuer pursuant to this Section 8.3(c) would violate applicable law or (B) (x) an event occurs and is continuing as a result of which the Registration Statement, any related Prospectus or any document incorporated therein by reference as then amended or supplemented would, in the Issuer's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (y) (1) the Issuer determines in good faith that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Issuer or (2) the disclosure otherwise relates to a material business transaction which has not yet been publicly disclosed in any relevant jurisdiction.

             (d) Provided that a Suspension or a Black Out Period is not then in effect, the Purchasers may sell shares of Common Stock purchased pursuant to this Agreement under the Registration Statement in the manner set forth under the caption "Plan of Distribution" in the Prospectus, provided that each arranges for delivery of a current Prospectus to the transferee of such Common

Stock. Upon receipt of a request therefor, the Issuer agrees to provide an adequate number of current Prospectuses to the Purchasers and to supply copies to any other parties requiring such Prospectuses.

         8.4 Indemnification.

             (a) For the purpose of this Section 8.4:

                  (i)  the  term   "Selling   Stockholder"   shall  include  the
Purchasers and their respective affiliates;

                  (ii) the term "Registration Statement" shall include the Prospectus in the form first filed with the SEC pursuant to Rule 424(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in
Section 8.1; and

                  (iii) the term "untrue statement" shall include any untrue statement or alleged untrue statement of a material fact in the Registration Statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein not misleading.

             (b) The Issuer agrees to indemnify and hold harmless each Selling Stockholder and its officers, directors, members and their respective successors and assigns (collectively, the "Selling Stockholder Indemnified Parties") from and against any third party losses, claims, damages or liabilities to which such Selling Stockholder Indemnified Parties may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Issuer contained herein, or failure to comply with the covenants and agreements of the Issuer contained herein, (ii) any untrue statement of a material fact contained in the Registration Statement as amended at the time of effectiveness or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (iii) any failure by the Issuer to fulfill any undertaking included in the Registration Statement as amended at the time of effectiveness, and the Issuer will reimburse such Selling Stockholder Indemnified Parties for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Issuer shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, (1) an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Selling Stockholder Indemnified Parties specifically for use in preparation of the Registration Statement, (2) a breach of any representations or warranties made by such Selling Stockholder herein, or the failure of such Selling Stockholder Indemnified Parties to comply with its covenants and agreements contained in this Agreement hereof or (3) the use by the Selling Stockholder Indemnified Party of an outdated or defective Prospectus after the Issuer has notified such

Selling Stockholder Indemnified Party in writing that the Prospectus is outdated or defective and prior to the receipt by such Selling Stockholder Indemnified Party of a supplemented Prospectus or written notice from the Issuer that the use of the applicable Prospectus may be resumed. The Issuer shall reimburse each Selling Stockholder Indemnified Party for the amounts provided for herein on demand as such expenses are incurred.

             (c) Each Purchaser agrees to indemnify and hold harmless the Issuer (and each person, if any, who controls the Issuer within the meaning of Section 15 of the Securities Act, each officer of the Issuer who signs the Registration Statement and each director of the Issuer) from and against any third party losses, claims, damages or liabilities to which the Issuer (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any breach of the representations and warranties of such Purchaser contained herein,
(ii) any failure to comply with the covenants and agreements of such Purchaser contained herein, or (iii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, and such Purchaser will reimburse the Issuer (or such officer, director or controlling person), as the case maybe, for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that such Purchaser's obligation to indemnify the Issuer or any other persons hereunder shall be limited to the amount by which the net amount received by such Purchaser from the sale of the Common Stock to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue statement or omission, provided further that, with respect to any indemnification obligation arising under clause (iii) of this paragraph (b), such obligation shall be limited to the net amount received by such Purchaser from the sale of the Common Stock included in the Registration Statement in question.

             (d) Promptly after receipt by any indemnified person of a notice of a claim or the commencement of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 8.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 8.4 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action or such failure results in the forfeiture by the indemnifying party of substantial rights or defenses) or from any liability otherwise than under this Section 8.4. Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel (and local counsel) only in the event that (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would, in the opinion of counsel for the indemnified party, present such counsel with a potential or actual conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

             (e) If the indemnification provided for in this Section 8.4 is unavailable to or insufficient to hold harmless an indemnified person under subsection (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person, in lieu of indemnifying such indemnified person, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Issuer, on the one hand, and the Purchaser(s), on the other, in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Issuer, on the one hand, or the Purchaser(s), on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Issuer and the Purchasers agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), a Purchaser shall not be required to contribute any amount in excess of the amount by which the net amount received by such Purchaser from the sale of the Common Stock to which such loss relates exceeds the amount of any damages which such Purchaser has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each Purchaser's obligations in this subsection to contribute shall be in proportion to its sale of Common Stock to which such loss relates and shall not be joint with any other Selling Stockholders.

             (f) The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 8.4, and are fully informed regarding said provisions. They further acknowledge that the provisions of this Section 8.4 fairly allocate the risks in light of the ability of the parties to investigate the Issuer and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act. The parties are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this
Section 8.4, and the parties hereto hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this
Section 8.4 and further agree not to attempt to assert any such defense.

         8.5 Acknowledgment Regarding Registration. Each Purchaser hereby acknowledges and agrees that those stockholders of the Issuer listed on Schedule 4.3(e) attached hereto have registration rights with respect to the number of shares of Common Stock of the Issuer listed on such Schedule and such shares of Common Stock will be included in the Registration Statement to be filed pursuant to Section 8.1 above.

         8.6 Registration Expenses. The Issuer will bear all expenses incident to or incurred in connection with the preparation and filing of the Registration Statement whether or not declared effective, including, without limitation, all registration and filing fees and expenses, fees and expenses of compliance with federal and state securities laws or with blue sky laws as provided in Section 8.1(f), any NASD filing fees required to be made in connection with an underwritten offering of the Common Stock, application and filing fees and expenses, duplicating and printing expenses, and fees and disbursements of counsel to the Issuer (including expenses of legal opinions) and all independent accountants, but excluding fees and expenses of counsel to any of the Purchasers, fees and expenses of any accountants, engineers, consultants or any other advisers to the Purchasers, any underwriting discount or commission and any broker-dealer sales commission that the Purchasers may incur in disposing of their Common Stock.

         8.7 Termination of Conditions and Obligations. The conditions precedent imposed by this Agreement upon the transferability of the Common Stock, shall cease and terminate as to any particular shares of Common Stock when the sale of such shares of Common Stock shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering the sale of the Common Stock or at such time as an opinion of counsel reasonably satisfactory to the Issuer shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

9. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if delivered from outside the United States, by International Federal Express or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed,
(iv) if delivered by facsimile, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

                                                (a) if to the Issuer, to:

                                                Abraxas Petroleum Corporation
                                                500 North Loop 1604 East
                                                Suite 100
                                                San Antonio, TX 78232
                                                Attention: Robert L.G. Watson
                                                Tel:  (210) 490-4788
                                                Fax:  (210) 490-8816

                                                (b) with a copy to:

                                                Cox Smith Matthews Incorporated
                                                112 E. Pecan St., Suite 1800
                                                San Antonio, TX 78205
                                                Attention:  Steven R. Jacobs
                                                Tel:  (210) 554-5255
                                                Fax:  (210) 226-8395

                                                (c) if to a Purchaser, at its
                                                address on Schedule 1 attached
                                                hereto, or at such other address
                                                or addresses as may have been
                                                furnished to the Issuer in
                                                writing

                                                (d) with a copy to:

                                                Energy Capital Solutions, LP
                                                2651 North Harwood
                                                410 Rolex Bldg.
                                                Dallas, TX 75201

                                                and

                                                Patton Boggs LLP
                                                2001 Ross Avenue, Suite 3000
                                                Dallas, TX 75201
                                                Attention:  Fred A. Stovall
                                                Tel:  (214) 758-1500
                                                Fax:  (214) 758-1550

10. Reliance. Each Purchaser and the Issuer understand and agree that the other party and its respective officers, directors, employees and agents may, and will, rely on the accuracy of the other party's respective representations and warranties in this Agreement to establish compliance with applicable securities laws. Each Purchaser and the Issuer agree to indemnify and hold harmless all such parties against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance on such representations and warranties.

11.      Miscellaneous.

         11.1  Survival.   The  representations  and  warranties  made  in  this
Agreement shall survive the closing of the transactions contemplated by this Agreement.

         11.2 Assignment. This Agreement is not transferable or assignable, except that the rights of the Purchasers set forth in Section 8 hereof shall be transferable by a Purchaser to its affiliate.

         11.3 Execution and Delivery of Agreement. The Issuer shall be entitled to rely on delivery by facsimile transmission of an executed copy of this Agreement, and acceptance by the Issuer of such facsimile copy shall create a valid and binding agreement between the Purchaser and the Issuer.

         11.4 Titles. The titles of the sections and subsections of this Agreement are for the convenience of reference only and are not to be considered in construing this Agreement.

         11.5 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

         11.6 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matters herein and supersedes and replaces any prior agreements and understandings, whether oral or written, between them with respect to such matters.

         11.7 Waiver and Amendment. Except as otherwise provided herein, the provisions of this Agreement may be waived, altered, amended or repealed, in whole or in part, only upon the mutual written agreement of the Issuer and Purchasers acquiring in the aggregate a majority of the Common Stock purchased pursuant to this Agreement.

         11.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         11.9 Governing Law. This Agreement is governed by and shall be construed in accordance with the laws of the State of Texas.

         11.10 Attorney's Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorney's fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above mentioned.

                          ISSUER:

                          ABRAXAS PETROLEUM CORPORATION

                          By:     /s/ Robert L. G. Watson
                                  ----------------------------
                          Name:   Robert L. G. Watson
                          Title:  Chairman of the Board, President and Chief
                                  Executive Officer

           [Issuer Signature Page to Common Stock Purchase Agreement]

                      [Purchaser Signature Pages to Follow]

                            PURCHASER:

                            BLANCO PARTNERS, L.P.


                            By:       /s/ Joe B. Kercheville
                                     ----------------------------------
                            Name:    Joe B. Kercheville
                            Title:   Managing Partner

          [Purchaser Signature Page to Common Stock Purchase Agreement]

                            PURCHASER:

                            BONANZA MASTER FUND, LTD.

                            By:  Bonanza Capital, Ltd.,
                                 its Investment Manager

                                 By:      Bonanza Fund Management, Inc.,
                                          its General Partner

                                          By:       /s/ Bernay Box
                                                    -------------------------
                                          Name:    Bernay Box
                                          Title:   President

          [Purchaser Signature Page to Common Stock Purchase Agreement]

                            PURCHASER:

                            IRONMAN ENERGY CAPITAL LP


                            By:       /s/ G. Bryan Dutt
                                      ---------------------------------------
                            Name:     G. Bryan Dutt
                            Title:    President

          [Purchaser Signature Page to Common Stock Purchase Agreement]

                            PURCHASER:

                            BRIAN & ALLISON GROVE


                            /s/ Brian Grove
                                Brian Grove


                            /s/ Allison Grove
                                Allison Grove




          [Purchaser Signature Page to Common Stock Purchase Agreement]

                             PURCHASER:

                             TONGA PARTNERS, L.P.


                             By:       /s/ J. Carlo Cannell
                                       ------------------------------
                             Name:     J. Carlo Cannell
                             Title:    Managing Member

          [Purchaser Signature Page to Common Stock Purchase Agreement]

                             PURCHASER:

                             ANEGADA MASTER FUND, LTD.


                             By:       /s/ J. Carlo Cannell
                                       ------------------------------
                             Name:     J. Carlo Cannell
                             Title:    Managing Member

          [Purchaser Signature Page to Common Stock Purchase Agreement]